Neuberger Berman Equity Funds®

Supplement to the Prospectus dated December 19, 2008

Neuberger Berman Century Fund:

Investor Class

The following supplement updates the information in the prospectus dated December 19, 2008, and, together with that prospectus, constitutes the amended prospectus dated April 3, 2009, for the Investor Class shares of Neuberger Berman Century Fund (the “Prospectus”).

As of the close of business on April 2, 2009, the Investor Class of Neuberger Berman Century Fund (“Century Fund”) will be closed to investors who are new to the Neuberger Berman family of funds.

Effective April 9, 2009, the name of Century Fund will be changed to “Neuberger Berman Large Cap Disciplined Growth Fund.” Accordingly, as of that date, all references to “Neuberger Berman Century Fund” in the Prospectus are deleted and replaced with “Neuberger Berman Large Cap Disciplined Growth Fund.” Also on that date, Neuberger Berman Large Cap Disciplined Growth Fund (“LCDG Fund”) will transfer all of its assets to Century Fund in exchange for shares of Century Fund and Century Fund’s assumption of LCDG Fund’s liabilities pursuant to a plan of reorganization and termination approved by the Board of Trustees of Neuberger Berman Equity Funds.

As of April 3, 2009, the following changes to the Prospectus are effective:

The Section entitled Goal & Strategy on page 2 of the Prospectus will be deleted in its entirety and replaced with the following:

The Fund seeks long-term growth of capital.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

•	new product development
•	management changes
•	demographic shifts
•	regulatory changes
•	mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

•	an expected catalyst does not materialize
•	a catalyst’s impact is below expectations
•	the fundamental picture for the company or industry deteriorates
•	more attractive alternatives are available at better valuation levels
•	we believe the stock has become fully valued
•	it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days’ advance notice.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the Fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

Large-Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times. Compared to smaller companies, large-cap companies can be slower to respond to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

The Section entitled Main Risks on page 4 of the Prospectus will be deleted in its entirety and replaced with the following:

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

The Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

The following supplements the chart entitled “Year-by-Year % Returns as of 12/31 each year” on page 4 of the Prospectus:

Year-by-Year % Returns as of 12/31 each year

Year	%
2008	-34.93

Year-to-date performance as of 3/31/2009: -4.71%

The following replaces the table showing the Average Annual Total % Returns on page 4 of the Prospectus:

Average Annual Total % Returns as of 12/31/2008

	1 Year	5 Years	Since Inception (12/6/1999)
Century Fund
Return before taxes	-34.93	-2.07	-6.72
Return after taxes on distributions	-34.93	-2.07	-6.73
Return after taxes on distributions and sale of Fund shares	-22.70	-1.74	-5.44
Russell 1000 Growth Index	-38.44	-3.42	-7.07
Russell 1000 Index	-37.60	-2.04	-2.97

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions: The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks. The Russell 1000 Index is an unmanaged index of U.S. large-cap stocks.

The date of this supplement is April 3, 2009. This supplement supersedes the supplement dated January 21, 2009.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

PROSPECTUS

April 3, 2009

Neuberger Berman

Equity Funds

CLASS A AND C SHARES

Century Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

E Q U I T Y F U N D S

Century Fund	2

YO U R I N V E S T M E N T

Choosing a Share Class	12
Sales Charges	13
Sales Charge Reductions and
Waivers	14
Share Prices	16
Privileges and Services	17
Maintaining Your Account	17
Distributions and Taxes	22
Grandfathered Investors	24
Market Timing Policy	28
Portfolio Holdings Policy	28
Fund Structure	28

T H I S   F U N D :

•	is a multiple class fund and Class A and C shares are only available through investment providers (except for Grandfathered Investors, as defined herein)
•	is designed for investors with long-term goals in mind
•	offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
•

carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•	is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
•	normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC© 2009 Neuberger Berman Management LLC. All rights reserved.

Neuberger Berman
Century Fund                                                                      Ticker Symbol: NLDAX and NLDCX

  G O A L   &   S T R AT E G Y

The Fund seeks long-term growth of capital.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

•	new product development
•	management changes
•	demographic shifts
•	regulatory changes
•	mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

•	an expected catalyst does not materialize
•	a catalyst’s impact is below expectations
•	the fundamental picture for the company or industry deteriorates
•	more attractive alternatives are available at better valuation levels
•	we believe the stock has become fully valued
•	it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days’ advance notice.

2 Century Fund

  Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the Fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

  Large-Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times. Compared to smaller companies, large-cap companies can be slower to respond to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

3 Century Fund

  M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

The Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

4 Century Fund

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

5 Century Fund

  P E R F O R M A N C E

The chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The bar chart does not reflect any applicable sales charge; if a sales charge were reflected, returns would be less than those shown. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. Unlike the bar chart, the performance information in the table reflects the impact of sales charges. Class A share performance reflects the current maximum initial sales charge and Class C share performance reflects the maximum applicable deferred sales charge. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

1999	'00	'01	'02	'03	'04	'05	'06	'07	'08
	-15.48	-29.01	-32.03	25.80	1.53	6.95	8.91	17.07	-34.93

Best quarter:  Q4 '01, 20.00%
Worst quarter: Q1 '01, -28.50%
Year-to-date performance as of 3/31/2009: -4.71%

Average Annual Total % Returns as of 12/31/2008*

			Since
			Inception
	1 Year	5 Years	(12/6/1999)
Century Fund
Class A return before taxes	-38.67	-3.22	-7.33

Class A return a fter taxes on distributions	-38.67	-3.22	-7.33

Class A return after taxes on distributions and sale of Fund shares	-25.13	-2.71	-5.90

Class C return before taxes	-35.58	-2.07	-6.72

Russell 1000 Growth Index	-38.44	-3.42	-7.07

Russell 1000 Index	-37.60	-2.04	-2.97

After-tax returns are shown for Class A shares only and after- tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After- tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:
The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.
The Russell 1000 Index is an unmanaged index of U.S. large- cap stocks.

* The above performance is that of Neuberger Berman Century Fund Investor Class. In the table next to the chart, the performance information of Neuberger Berman Century Fund Investor Class has been adjusted to reflect the maximum sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Because Neuberger Berman Century Fund Investor Class has lower expenses, its performance typically would have been better than that of Class A or Class C.

6 Century Fund

  Performance Measures

The above information provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes broad-based indices of the entire U.S. equity market and of the portion of the market the Fund focuses on. The Fund’s performance figures include all of its expenses; the indices do not include costs of investment.

7 Century Fund

  I N V E S T O R   E X P E N S E S

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense example can help you compare costs among funds.

Fee Table

	Class A	Class C
Shareholder Fees
These are deducted directly from your investment.
Maximum initial sales charge on purchases (% of offering price)	5.75[1]	None
Maximum sales charge on
reinvested dividends	None	None
Maximum contingent deferred sales charge (% of purchase price)[2]	None[3]	1.00[4]
Annual Fund Operating Expenses (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.
Management fees[5]	0.81	0.81
Distribution (12b-1) fees	0.25	1.00
Other expenses[6]	0.83	0.93
Acquired fund fees and expenses[7]	0.01	0.01
Total annual operating expenses	1.90	2.75
Minus: Expense reimbursement	0.78	0.88
Net expenses[8]	1.12	1.87

Expense Example

The examples assume that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. The example assuming redemption does not reflect the effect of any taxable gain or loss at the time of the redemption. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A9	$683	$911	$1,325	$2,477
Class C10 (assuming redemption)	$290	$588	$1,205	$2,873
Class C (assuming no redemption)	$190	$588	$1,205	$2,873

1 The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more. See “Sales Charges” for more information.

2 The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

3 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. See “Sales Charges” for more information.

4 The contingent deferred sales charge only applies if shares are sold within one year of purchase.

5 “Management fees” includes investment management and administration fees.

6 “Other expenses” are based on estimated amounts for the current fiscal year.

7 “Acquired fund fees and expenses” are fees and expenses incurred indirectly by the Fund as a result of the investment of its uninvested cash in a fund managed by Neuberger Berman Management LLC (“NBM”) or an affiliate.

8 NBM has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class A and Class C of the Fund through 8/31/ 2013, so that the total annual operating expenses of each class of the Fund are limited to 1.11% and 1.86% of average net assets, respectively. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that each of Class A and Class C will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11% and 1.86% of the respective class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

9 Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.

10 Reflects a contingent deferred sales charge in the first year.

8 Century Fund

  I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $165 billion in total assets (as of 12/31/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management fees paid to the Manager were 0.55% of average net assets. Each of Class A and Class C of the Fund will pay the Manager fees at the annual rate of 0.26% of the class’ average daily net assets for administrative services provided to the respective class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

9 Century Fund

P O R T F O L I O   M A N A G E R S

Daniel D. Rosenblatt is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since its inception.

John J. Barker is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since its inception.

Daniel J. Fletcher, CFA, is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Fletcher joined the firms in 2004 and has been a Portfolio Manager of the Fund since its inception. Previously, Mr. Fletcher was an equity research analyst/product manager at Lehman Brothers.

Lawrence K. Fisher is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Fisher has been a Portfolio Manager of the Fund since June 2008, and he joined Neuberger Berman in 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

10 Century Fund

  F I N A N C I A L  H I G H L I G H T S

Year Ended August 31,		2004	2005	2006	2007	2008
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.42	5.54	6.22	6.52	7.45
Plus:	Income from investment operations
	Net investment income (loss)	(0.03)	0.01	(0.02)	(0.00)	(0.00)
	Net gains (losses) - realized and unrealized	0.15	0.67	0.33	0.93	(0.06)
	Subtotal: income from investment operations	0.12	0.68	0.31	0.93	(0.06)
Minus:	Distributions to shareholders
	Income dividends	-	-	0.01	-	-
	Subtotal: distributions to shareholders	-	-	0.01	-	-
Equals:	Share price (NAV) at end of year	5.54	6.22	6.52	7.45	7.39
Ratios (% of average net assets)

The ratios show the Fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.49	1.47	1.49	1.50	1.50
Gross expenses(1)		2.05	2.35	2.51	2.44	2.53
Expenses(2)		1.50	1.50	1.51	1.51	1.51
Net investment income (loss) - actual		(0.55)	0.09	(0.27)	(0.02)	(0.00)
Other data

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		2.21	12.27	4.92	14.26	(0.81)
Net assets at end of year (in millions of dollars)		14.3	11.2	10.4	10.0	11.9
Portfolio turnover rate (%)		66	107	64	46	167

The above figures are from Century Fund Investor Class. The above figures have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

11 Century Fund

Neuberger Berman
Your Investment

Class A and C shares of the Fund generally are only available through investment providers (see “Maintaining Your Account”) and to Grandfathered Investors (as defined below in “Grandfathered Investors”).

•	C H O O S I N G A S H A R E C L A S S

The Fund offers different classes of shares through this prospectus. Class A and C shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares
•	how much you intend to invest
•	total expenses associated with owning shares of each class
•

whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver)

•	whether you plan to take any distributions in the near future
•	availability of share classes.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

  Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower 12b-1 fees
Purchase maximum	None
Conversion	None
Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A due to higher 12b-1 fees
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

12 Your Investment

•	S A L E S C H A R G E S

Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:		Dealer
			commission
		Net amount	as a percentage
Investment	Offering Price	invested	of offering price

Less than $50,000	5.75%	6.10%	5.00%

$50,000 but less than $100,000	4.75%	4.99%	4.00%

$100,000 but less than $250,000	3.75%	3.90%	3.00%

$250,000 but less than $500,000	2.75%	2.83%	2.25%

$500,000 but less than $1 million	2.00%	2.04%	1.75%

$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

•	investments in Class A shares made by endowments or foundations with $50 million or more in assets
•	investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” below for more information)
•

investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

13 Your Investment

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” below for additional information regarding the Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund’s Board of Trustees. Please see the Statement of Additional Information for more information.

Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers” below. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” below for information regarding the Fund’s plans of distribution.

•	S A L E S C H A R G E R E D U C T I O N S A N D WA I V E R S

To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information or from your investment provider.

14 Your Investment

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of money market funds in the fund family are excluded.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•

trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

•	solely controlled business accounts
•	single-participant retirement plans.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge. However, for this purpose, purchases of money market funds in the fund family are excluded.

Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. However, for this purpose, holdings representing direct purchases of money market funds in the fund family are excluded. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of non-money market funds in the fund family you intend to make over a 13- month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” above for more information.

Right of reinvestment — Please see “Maintaining Your Account - When you sell shares” below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

15 Your Investment

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased
•

tax-free returns of excess contributions to individual retirement accounts (“IRAs”) redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

•	distributions from an IRA upon the shareholder’s attainment of age 59½
•	IRA rollover from a fund in the fund family held in an employer-sponsored retirement plan to Class A shares
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document
•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):
• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)
• if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)
• if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross- reinvestment of dividends or capital gains from a fund having a sales charge.

•	S H A R E P R I C E S

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share is the offering price which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell shares. (See “Sales Charges” for more information.)

Your investment provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

16 Your Investment

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

   Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

•	P R I V I L E G E S A N D S E R V I C E S

If you use an investment provider, consult your investment provider for information about investment services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

•	M A I N T A I N I N G YO U R A C C O U N T

Purchase of Class A and C shares — To open an account and purchase Class A and C shares of the Fund, contact any investment provider authorized to sell the Fund’s shares. For

17 Your Investment

Grandfathered Investors, instructions for buying shares are under “Buying Shares.” In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus. Contact your investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

You should check with your investment provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares. Every purchase order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed “accepted” when the Fund’s transfer agent has received payment for the shares. In the case of certain investment providers, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, for Grandfathered Investors, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

Purchase minimums — Your first investment must be at least $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases. Please see the Statement of Additional Information for more information.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — Contact your investment provider to sell shares of the Fund. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.” When you sell shares, you will receive the next share price to be calculated after your order has been accepted minus any applicable contingent deferred sales charge. You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the

18 Your Investment

same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

Uncashed checks — When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks. Checks will not be forwarded if the address of record is incorrect.

When you exchange shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund both without a sales charge. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross- reinvestment of dividends or capital gains from a fund having a sales charge. Currently, only certain funds in the fund family offer Class A and C shares. There are three things to remember when making an exchange:

•	both accounts must have the same registration
•	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
•	because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment providers to see if they allow you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

19 Your Investment

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven business days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

•	in unusual circumstances where the law allows additional time if needed
•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

•	suspend the offering of shares
•	reject any exchange or purchase order
•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order settle a purchase order
•	change, suspend, or revoke the exchange privilege
•	suspend the telephone order privilege
•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
•	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
•	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors.
•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

   Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

20 Your Investment

  Investment Providers

The Class A and C shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy and sell shares, investor services, and additional policies.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “Maintaining Your Account - When you exchange shares”). Currently, only certain funds in the fund family offer Class A and C shares.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

  Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

  Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and C pay the Fund’s distributor, Neuberger Berman Management LLC, at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

  Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We

21 Your Investment

may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

  Retirement Plans or Accounts

If you use an investment provider, contact your investment provider for information on retirement plans or accounts.

  Rollovers from Retirement Plans to IRAs

Assets from a retirement plan may be invested in Class A or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.

  Internet Access

If you use an investment provider, contact your investment provider about the services and information it provides on the Internet.

•	D I S T R I B U T I O N S A N D TA X E S

Distributions — The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of

22 Your Investment

most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

  Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

  Backup Withholding

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive from you the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700. If you are using an investment provider, consult your investment provider about opening a custodial account.

23 Your Investment

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

  Buying Shares Before a Distribution

The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing Class of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

•	G R A N D F A T H E R E D I N V E S T O R S

Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman (including the Fund, which offers Investor Class shares). Investor Class shares are sold with no initial sales charge and no 12b-1 fee (except for Investor Class shares of Neuberger Berman Core Bond Fund which has a 12b-1 fee). Trust Class shares are sold with no initial sales charge and may have a 12b-1 fee. In the near future, it is expected that Neuberger Berman will no longer allow members of the general public to directly invest with Neuberger Berman. Once this change occurs, only investors who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account in Investor Class or Trust Class shares since that date may purchase Investor Class or Trust Class shares. These investors are referred to as “Grandfathered Investors.”

For Grandfathered Investors, see below for information regarding investment services. If you use an investment provider, consult your investment provider for information about investment services.

In addition, if a fund in the fund family offers Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman, once that fund begins to offer Class A and Class C shares for sale, only Grandfathered Investors may purchase Investor or Trust Class shares of that fund.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

24 Your Investment

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

  Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

  Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

  Retirement Plans

We offer Grandfathered Investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell education savings accounts (formerly education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877- 9700 for information on any Neuberger Berman retirement plan or account.

25 Your Investment

B U Y I N G   S H A R E S   -   G R A N D F A T H E R E D
I N V E S T O R S

If you are a Grandfathered Investor buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact the investment provider for instructions.

Method	Things to know	Instructions

Sending us a check

Your first investment must be at least
$1,000

Additional investments can be as
little as $100

We cannot accept cash, money orders,
starter checks, cashier’s checks,
travelers checks, or other cash
equivalents

You will be responsible for any losses
or fees resulting from a bad check; if
necessary, we may sell other shares
belonging to you in order to cover
these losses

Fill out the application and enclose
your check

If regular first-class mail, send to:
  Neuberger Berman Funds
  Boston Service Center
  P.O. Box 8403
  Boston, MA 02266-8403

If express delivery, registered mail, or
certified mail, send to:
  Neuberger Berman Funds
  c/o State Street Bank and Trust Company
  30 Dan Road
  Canton, MA 02021

Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700
for an order confirmation

Have your financial institution send your wire
to State Street Bank and Trust Company

Include your name, the Fund name, your
account number and other information as
requested

Exchanging from another fund	All exchanges must be for at least
$1,000

Both accounts involved must be
registered in the same name,
address and taxpayer ID number

An exchange order cannot be
cancelled or changed once it has
been placed

Call 800-877-9700 to place your order

By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

26 Your Investment

S E L L I N G   S H A R E S   -   G R A N D F A T H E R E D
I N V E S T O R S

Method	Things to know	Instructions

Sending us a letter	Unless you instruct us otherwise,
we will mail your proceeds by
check to the address of record,
payable to the registered
owner(s); checks will not be
forwarded

If you have designated a bank
account on your application, you
can request that we wire the
proceeds to this account; if the
total balance of all of your
Neuberger Berman fund accounts
is less than $200,000, you will be
charged an $8.00 wire fee

You can also request that we
send the proceeds to your
designated bank account by
electronic transfer (ACH) without
a fee

You may need a Medallion
signature guarantee

Please also supply us with your
e-mail address and daytime
telephone number when you
write to us in the event we need
to reach you

Send us a letter requesting us to
sell shares signed by all registered
owners; include your name,
account number, the Fund name,
the dollar amount or number of
shares you want to sell, and any
other instructions

If regular first-class mail, send to:
  Neuberger Berman Funds
  Boston Service Center
  P.O. Box 8403
   Boston, MA 02266-8403

If express delivery, registered mail,
or certified mail, send to:
  Neuberger Berman Funds
  c/o State Street Bank and Trust
      Company
  30 Dan Road
  Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order	All phone orders to sell shares
must be for at least $1,000 unless
you are closing out an account

Not available if you have declined
the phone option or are selling
shares in certain retirement
accounts (The only exception
is for those retirement shareholders
who are at least 59 ½ or older and
have their birthdates on file)

Not available if you have changed
the address on the account in the
	past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

27 Your Investment

•	M A R K E T T I M I N G P O L I C Y

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

•	P O R T F O L I O H O L D I N G S P O L I C Y

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/nb/ fund_holdings 15-30 days after each month-end.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

•	F U N D S T R U C T U R E

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and C shares of the Fund.

28 Your Investment

Neuberger Berman Equity Funds
Class A and C Shares

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about the Fund’s recent performance, including:

•	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
•	Fund performance data and financial statements
•	portfolio holdings.

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on this Fund, including:

•	various types of securities and practices, and their risks
•	investment limitations and additional policies
•	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman, LLC

  Obtaining Information

You can obtain a shareholder repor t, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877.628.2583

www.nb.com

  J0107 4/09 SEC file number: 811-582 www.nb.com

PROSPECTUS

April 3, 2009

Neuberger Berman

Equity Funds

INSTITUTIONAL CLASS SHARES

Century Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

E Q U I T Y F U N D S

Century Fund	2

YO U R I N V E S T M E N T
Share Prices	10
Privileges and Ser vices	11
Distributions and Taxes	11
Maintaining Your Account	13
Market Timing Policy	19
Portfolio Holdings Policy	19
Fund Structure	20

T H I S   F U N D :

•	is designed for investors with long-term goals in mind
•	offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
•

carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•	is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
•	normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC© 2009 Neuberger Berman Management LLC. All rights reserved.

Neuberger Berman Century Fund	Ticker Symbol: NLDLX

  G O A L   &   S T R AT E G Y

The Fund seeks long-term growth of capital.

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

•	new product development
•	management changes
•	demographic shifts
•	regulatory changes
•	mergers, acquisitions and corporate reorganizations.

The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

•	an expected catalyst does not materialize
•	a catalyst’s impact is below expectations
•	the fundamental picture for the company or industry deteriorates
•	more attractive alternatives are available at better valuation levels
•	we believe the stock has become fully valued
•	it grows too large relative to the rest of the portfolio.

As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days’ advance notice.

2 Century Fund

  Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the Fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

  Large-Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times. Compared to smaller companies, large-cap companies can be slower to respond to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

3 Century Fund

  M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Fund to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

The Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

4 Century Fund

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

5 Century Fund

  P E R F O R M A N C E

The chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

1999	'00	'01	'02	'03	'04	'05	'06	'07	'08
	-15.48	-29.01	-32.03	25.80	1.53	6.95	8.91	17.07	-34.93

Best quarter: Q4 '01, 20.00%
Worst quarter: Q1 '01, -28.50%
Year-to-date performance as of 3/31/2009: -4.71%

Average Annual Total % Returns as of 12/31/2008*

			Since
			Inception
	1 Year	5 Years	(12/6/1999)
Century Fund

Return before taxes	-34.93	-2.07	-6.72

Return after taxes on distributions	-34.93	-2.07	-6.73

Return after taxes on distributions and sale of Fund shares	-22.70	-1.74	-5.44

Russell 1000 Growth Index	-38.44	-3.42	-7.07

Russell 1000 Index	-37.60	-2.04	-2.97

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:
The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.
The Russell 1000 Index is an unmanaged index of U.S. large- cap stocks.

* The above performance is that of Neuberger Berman Century Fund Investor Class. Because the Institutional Class has lower expenses, its performance typically would have been slightly better than that of the Investor Class.

  Performance Measures

The above information provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes broad-based indices of the entire U.S. equity market and of the portion of the market the Fund focuses on. The Fund’s performance figures include all of its expenses; the indices do not include costs of investment.

6 Century Fund

  I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table
Shareholder Fees	None
Annual operating expenses (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.
Management fees*	0.70
Distribution (12b-1) fees	None
Other expenses**	2.09
Acquired fund fees and expenses***	0.01
Total annual operating expenses	2.80
Minus: Expense reimbursement	2.04
Net expenses****	0.76

Expense Example

The examples assume that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$78	$243	$891	$2,641

*	“Management fees” includes investment management and administration fees.

**	“Other expenses” are based on estimated amounts for the current fiscal year.

***

“Acquired fund fees and expenses” are fees and expenses incurred indirectly by the Fund as a result of the investment of its uninvested cash in a fund managed by Neuberger Berman Management LLC (“NBM”) or an affiliate.

****

NBM has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2013, so that the total annual operating expenses of that class are limited to 0.75% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

  I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $165 billion in total assets (as of 12/31/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management fees paid to the Manager were 0.55% of average net assets. The Institutional Class of the Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

7 Century Fund

P O R T F O L I O   M A N A G E R S

Daniel D. Rosenblatt is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since its inception.

John J. Barker is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since its inception.

Daniel J. Fletcher, CFA, is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Fletcher joined the firms in 2004 and has been a Portfolio Manager of the Fund since its inception. Previously, Mr. Fletcher was an equity research analyst/product manager at Lehman Brothers.

Lawrence K. Fisher is a Vice President of Neuberger Berman Management LLC and Managing Director of Neuberger Berman, LLC. Mr. Fisher has been a Portfolio Manager of the Fund since June 2008, and he joined Neuberger Berman in 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

8 Century Fund

   F I N A N C I A L   H I G H L I G H T S

Year Ended August 31,		2004	2005	2006	2007	2008
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.42	5.54	6.22	6.52	7.45
Plus:	Income from investment operations
	Net investment income (loss)	(0.03)	0.01	(0.02)	(0.00)	(0.00)
	Net gains (losses) - realized and unrealized	0.15	0.67	0.33	0.93	(0.06)
	Subtotal: income from investment operations	0.12	0.68	0.31	0.93	(0.06)
Minus:	Distributions to shareholders
	Income dividends	-	-	0.01	-	-
	Subtotal: distributions to shareholders	-	-	0.01	-	-
Equals:	Share price (NAV) at end of year	5.54	6.22	6.52	7.45	7.39
Ratios (% of average net assets)

The ratios show the Fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.49	1.47	1.47	1.50	1.50
Gross expenses(1)		2.05	2.35	2.51	2.44	2.53
Expenses(2)		1.50	1.50	1.51	1.51	1.51
Net investment income (loss) - actual		(0.55)	0.09	(0.27)	(0.02)	(0.00)
Other data

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		2.21	12.27	4.92	14.26	(0.81)
Net assets at end of year (in millions of dollars)		14.3	11.2	10.4	10.0	11.9
Portfolio turnover rate (%)		66	107	64	46	167

The above figures are from Century Fund Investor Class. The above figures have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

9 Century Fund

Neuberger Berman
Your Investment

Institutional Class shares of the Fund are available through an investment provider or from Neuberger Berman Management LLC (see “Maintaining Your Account”)

•	S H A R E P R I C E S

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

  Share Price Calculations

The price of an Institutional Class share of the Fund is the total value of the Fund’s assets attributable to its Institutional Class shares minus its liabilities attributable to that class, divided by the total number of its Institutional Class shares outstanding. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant

10 Your Investment

domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

•	P R I V I L E G E S A N D S E R V I C E S

If you purchase Institutional Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

  Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount - say, $100 a month - you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

•	D I S T R I B U T I O N S A N D TA X E S

Distributions — The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of the Fund or paid in cash.

11 Your Investment

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, traditional individual retirement accounts (“IRAs”) and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

  Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

  Backup Withholding

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an

12 Your Investment

individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-366-6264.

If you use an investment provider, you must supply your signed taxpayer identification number form to it, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

  Buying Shares Before a Distribution

The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Institutional Class shares of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

•	M A I N T A I N I N G YO U R A C C O U N T

When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed “accepted” when the Fund’s transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger

13 Your Investment

Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move an investment from the Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other fund. There are three things to remember when making an exchange:

•	both accounts must have the same registration
•	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
•	because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

14 Your Investment

Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

•	in unusual circumstances where the law allows additional time if needed
•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

•	suspend the offering of shares
•	reject any exchange or purchase order
•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
•	change, suspend, or revoke the exchange privilege
•	suspend the telephone order privilege
•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
•	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
•	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

   Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares of the Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

15 Your Investment

A notarized signature from a notary public is not a Medallion signature guarantee.

  Investment Providers

The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. See “When You Exchange Shares” for more information. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

  Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

  Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

16 Your Investment

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

B U Y I N G S H A R E S

Method	Things to know	Instructions

Sending us a check	Your first investment must be at least
$5 million

We cannot accept cash, money
orders, starter checks, cashier’s
checks, travelers checks, or other
cash equivalents

You will be responsible for any losses
or fees resulting from a bad check; if
necessary, we may sell other shares
belonging to you in order to cover
these losses

All checks must be made out to
“Neuberger Berman Funds”; we cannot
accept checks made out to you or
other parties and signed over to us	Fill out the application and enclose your
check

If regular first-class mail, send to:
  Neuberger Berman Funds
  Boston Service Center
  P.O. Box 8403
  Boston, MA 02266-8403
If express delivery, registered mail, or
certified mail, send to:
  Neuberger Berman Funds
  c/o State Street Bank and Trust Company
  30 Dan Road
Canton, MA 02021

Wiring money	Your first investment must be at least $5 million	Before wiring any money, call 800-366-6264
for an order confirmation

Have your financial institution send your wire
to State Street Bank and Trust Company

Include your name, the Fund name, your
account number and other information as
requested

Exchanging from another fund	All exchanges must be for at
least $1,000

Both accounts involved must be
registered in the same name,
address and taxpayer ID number

An exchange order cannot be
cancelled or changed once it has
	been placed	Call 800-366-6264 to place your order

By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-366-6264 to notify us of your |purchase Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100 (in addition to an initial minimum investment of at least $5 million)	Call 800-366-6264 for instructions

17 Your Investment

S E L L I N G S H A R E S

Method	Things to know	Instructions

Sending us a letter	Unless you instruct us otherwise,
we will mail your proceeds by
check to the address of record,
payable to the registered owner(s); checks will not be forwarded

If you have designated a bank
account on your application, you
can request that we wire the
proceeds to this account

You can also request that we send
the proceeds to your designated
bank account by electronic
transfer (ACH)

You may need a Medallion signature guarantee

Please also supply us with your
e-mail address and daytime
telephone number when you
write to us in the event we need
to reach you	Send us a letter requesting us to sell shares
signed by all registered owners; include your
name, account number, the Fund name, the
dollar amount or number of shares you want
to sell, and any other instructions

If regular first-class mail, send to:
  Neuberger Berman Funds
  Boston Service Center
  P.O. Box 8403
  Boston, MA 02266-8403
If express delivery, registered mail, or
certified mail, send to:
  Neuberger Berman Funds
  c/o State Street Bank and Trust Company
  30 Dan Road
Canton, MA 02021

Sending us a fax	Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-366-6264 to obtain the appropriate fax number

Calling in your order

Not available if you have declined
the phone option or are selling
shares in certain retirement
accounts (The only exception
is for those retirement shareholders
who are at least 59 ½ or older and
have their birthdates on file)

Not available if you have changed
the address on the account in the
past 15 days

Call 800-366-6264 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-366-6264 to place your order

Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-366-6264 for instructions

18 Your Investment

  Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-366- 6264 for information on any Neuberger Berman retirement account or plan.

•	M A R K E T T I M I N G P O L I C Y

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

•	P O R T F O L I O H O L D I N G S P O L I C Y

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/nb/ fund_holdings 15-30 days after each month-end.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

19 Your Investment

•	F U N D S T R U C T U R E

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.

20 Your Investment

Neuberger Berman Equity Funds
Institutional Class Shares

No load, sales charges or 12b-1 fees

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about the Fund’s recent performance, including:

•	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
•	Fund performance data and financial statements
•	portfolio holdings.

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on this Fund, including:

•	various types of securities and practices, and their risks
•	investment limitations and additional policies
•	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman, LLC

  Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700

Institutional Services
800.366.6264

www.nb.com

  J0108 4/09 SEC file number: 811-582 www.nb.com